UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PANGAEA LOGISTICS SOLUTIONS LTD.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PANGAEA LOGISTICS SOLUTIONS LTD.
109 Long Wharf
Newport, RI 02840

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2025

TO THE SHAREHOLDERS OF PANGAEA LOGISTICS SOLUTIONS LTD:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Pangaea Logistics Solutions Ltd., a Bermuda company, will be held at 2:00 pm, Eastern Time, on May 8, 2025, in the Company's Executive Office at 109 Long Wharf, Newport, RI 02840. You are cordially invited to attend the annual meeting, which will be held for the following purposes:

(1)To elect three directors to our Board of Directors as Class II directors serving until the annual meeting of shareholders to be held in 2028;

(2)To elect one director to our Board of Directors as Class III director serving until the annual meeting of shareholders to be held in 2026;

(3)To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2025;

(4)To approve, on an advisory, non-binding basis, the compensation of named executive officers;

(5)To recommend, on a non-binding basis, the frequency of future advisory votes on compensation of named executive officers; and

(6)to transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 18, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. Shareholders of record also have the option of voting via the Internet. Instructions for using the service is included on the proxy card. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person in accordance with the procedures described in the accompanying proxy statement. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

/s/ Mark L. Filanowski
Mark L. Filanowski
Chief Executive Officer

Newport, Rhode Island
March 28, 2025

This notice and proxy statement is dated March 28, 2025, and is first being mailed to our shareholders on or about March 28, 2025.

PROXY STATEMENT

General
This proxy statement, which is being mailed to each person entitled to receive the accompanying Notice of Annual Meeting on or about March 28, 2025, is furnished in connection with the solicitation of proxies to be voted at the annual meeting of shareholders by the Board of Directors (the "Board") of Pangaea Logistics Solutions Ltd. ("Pangaea" or the "Company"), The meeting is to be held on May 8, 2025, at 2:00 pm. at the Company’s principal executive office, located at 109 Long Wharf, Newport, Rhode Island, and at any adjournments or postponements thereof.
Shareholders Who May Vote
All shareholders of record at the close of business on March 18, 2025 will be entitled to vote. As of March 18, 2025, Pangaea had outstanding 65,628,437 common shares, each of which is entitled to one vote with respect to each matter to be voted upon at the meeting. Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person.
Voting
If you are a holder of record of our common shares as of the record date, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.
Changing or Revoking a Proxy
If you are a holder of record of our common shares as of the record date, you may change or revoke your proxy at any time before it is voted by submitting a new proxy with a later date, delivering a written notice of revocation to Pangaea's Secretary, or voting in person at the meeting. If your shares are held in the name of your broker or bank, you may change or revoke your voting instructions by contacting the bank or brokerage firm or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person at the annual meeting.
Required Vote
A quorum is required to conduct business at the meeting. A quorum requires the presence, in person or by proxy, of at least two shareholders representing the holders of at least thirty-three percent (33%) of the issued and outstanding shares entitled to vote at the meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions to your broker for shares owned by you but held in the name of your broker and your broker does not have authority to vote without instructions from you. Under those circumstances, your broker may be authorized to vote for you without your instructions on routine matters but is prohibited from voting without your instructions on non-routine matters. Non-routine matters include the election of directors for which your broker cannot vote and absent your instructions on how to vote, will result in broker non-votes.

Any question proposed for consideration at the meeting shall be decided on by a simple majority of votes cast.

Costs of Proxy Solicitation
Pangaea pays the cost of this solicitation of proxies. This solicitation is being made by mail but also may be made by telephone or in person. Our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means.
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Pangaea will request that persons who hold shares for others, such as banks and brokers, solicit the owners of those shares and will reimburse them for their reasonable out-of-pocket expenses for those solicitations.
Attending the Meeting
If your shares are held in the name of your bank or broker and you plan to attend the meeting, please bring proof of ownership with you to the meeting. A bank or brokerage account statement showing that you owned voting shares of Pangaea on March 18, 2025 is acceptable proof to establish share ownership and obtain admittance to the meeting. If you are a shareholder of record, no proof of ownership is required. All shareholders or their proxies should be prepared to present government-issued photo identification upon request for proof of ownership and/or admission to the meeting.

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TABLE OF CONTENTS

Questions and Answers About the Annual Meeting	1
The Board of Directors	4
Director Skills and Experience	6
Director Independence	7
Board Leadership and Role in Risk Oversight	8
Meetings and Committees of our Board of Directors	8
Corporate Governance Practices	8
Director Compensation	9
Audit Committee Information	9
Compensation Committee Information	9
Nominating and Environmental, Social and Governance Committee Information	11
Related Person Policy	11
Related Party Transactions	12
Executive Officers	13
How We Compensate Our Executives	13
Proposal 1: Election of Class II Directors	20
Proposal 2: Election of Class III Director	20
Proposal 3: To Ratify the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Company’s Fiscal Year 2025	20
Pre-Approval of Audit and Non-Audit Services	21
Proposal 4: To Approve, on an Advisory, Non-Binding Basis, the Compensation of Named Executive Officers	21
Proposal 5: To Recommend, on a Non-Binding Basis, the Frequency of Future Advisory Votes on Compensation of Named Executive Officers	22
Other Information	22
Audit Committee Report	22
Security Ownership of Certain Beneficial Owners	24
Certain Relationships and Related Person Transactions	26
Shareholder Proposals and Other Shareholder Communications	26
Delivery of Documents to Shareholders	26
Other Business	28

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q.    Why am I receiving this proxy statement?

A.    Pangaea Logistics Solutions Ltd. is furnishing you this proxy statement to solicit proxies on behalf of its Board to be voted at the 2025 annual meeting of shareholders of Pangaea Logistics Solutions Ltd. The meeting will be held at the Company's Executive Office, 109 Long Wharf, Newport, RI 02840 on May 8, 2025, at 2:00 pm Eastern Time. The proxies also may be voted at any adjournments or postponements of the meeting. When used in this proxy statement, “Pangaea,” “Company,” “we,” “our,” “ours” and “us” refer to Pangaea Logistics Solutions Ltd. and its consolidated subsidiaries, except where the context otherwise requires or as otherwise indicated.

This proxy statement contains important information about the matters to be acted upon at the annual meeting. Shareholders should read it carefully.

Q.    What is a proxy?

A.    A proxy is your legal designation of another person to vote the shares you own on your behalf. That other person is referred to as a “proxy.” Our Board has designated Mark Filanowski and Gianni Del Signore as proxies for the annual meeting. By completing and returning the enclosed proxy card, you are giving Mr. Del Signore and Mr. Filanowski the authority to vote your shares in the manner you indicate on your proxy card.

Q.    What do I need to do now?

A.    We urge you to read carefully and consider the information contained in this proxy statement. The vote of our shareholders is important. Shareholders are then encouraged to vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.    Who is entitled to vote?

A.    We have fixed the close of business on March 18, 2025, as the “record date” for determining shareholders entitled to notice of and to attend and vote at the annual meeting. As of the close of business on March 18, 2025, there were 65,628,437 common shares outstanding and entitled to vote. Each common share is entitled to one vote per share at the annual meeting.

Q.     How do I vote?

A.    If you are a stockholder of record, there are three ways to vote:

•by Internet at www.cstproxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 7, 2025 (have your Notice or proxy card in hand when you visit the website);

•by completing and mailing your proxy card with the pre-addressed postage paid envelope. (if you received printed proxy materials); or

•by written ballot at the Annual Meeting.

    Even if you plan to attend the Annual Meeting in person, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend.

    If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q.    What does it mean if I receive more than one proxy card?

A.    It indicates that you may have multiple accounts with us, brokers, banks, trustees, or other holders of record. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to register all your accounts in the same name and address.

Q.    If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.    No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q.    What are my voting choices when voting for director nominees, and what vote is needed to elect directors?

A.    In voting on the election of three director nominees to serve until the 2028 annual meeting of shareholders and one director nominee to serve until the 2026 annual meeting of shareholders. Shareholders may vote in one of the following ways:

•in favor of an individual nominee; or

•against an individual nominee; or

•withhold votes as to an individual nominee.

Each director will be elected by a simple majority of the votes of the common shares present or represented by proxy at the meeting.

Our Board recommends a vote “ FOR ” all nominees.

Q.    What if a shareholder does not specify a choice for a matter when returning a proxy?

A.    Shareholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies that are signed and returned will be voted “ FOR ” the election of the director nominees.

Q.    What constitutes a quorum?

A.    The presence, in person or by proxy, of at least two shareholders representing the holders of at least thirty-three percent (33%) of the outstanding common shares constitutes a quorum. We need a quorum of shareholders to hold a validly convened annual meeting. If you have signed and returned your proxy card, your shares will be counted toward the quorum. If a quorum is not present, the chairman may adjourn the meeting, without notice other than by announcement at the meeting, until the required quorum is present. As of the record date, 65,628,437 common shares were outstanding. Thus, the presence of the holders of common shares representing at least 21,876,146 shares will be required to establish a quorum.

Q.    How are abstentions and broker non-votes counted?

A.    Abstentions are counted for purposes of determining whether a quorum is present at the annual meeting. A properly executed proxy card marked “withhold” with respect to the election of the director will not be voted with respect to the director indicated, although it will be counted for purposes of determining whether there is a quorum.

    Broker non-votes will have no effect on the outcome of the vote on any of the proposals.

Q.    Will any other business be transacted at the meeting? If so, how will my proxy be voted?

A.    We do not know of any business to be transacted at the annual meeting other than those matters described in this proxy statement. The period of time specified in our Bye-laws for submitting proposals to be considered at the meeting has expired and no proposals were submitted.

Q.    May I change my vote after I have mailed my signed proxy card?

A.    Yes. Send a later-dated, signed proxy card to our corporate secretary at the address set forth below so that it is received prior to the vote at the annual meeting or attend the annual meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to our corporate secretary, which must be received by our corporate secretary prior to the vote at the annual meeting.

Q.    Will I be able to view the proxy materials electronically?

A.    Yes. To view this proxy statement and our 2024 Annual Report on Form 10-K ("Annual Report") electronically, visit http://www.cstproxy.com/pangaeals/2025.

Q.    Where can I find the voting results of the annual meeting?

A.    We intend to announce preliminary voting results at the annual meeting and will publish final results on a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the annual meeting.

Q.    What is the deadline for submitting proposals to be considered for inclusion in the 2026 proxy statement and for submitting a nomination for director for consideration at the annual meeting of shareholders in 2026?

A.    We expect to hold our 2026 annual meeting of shareholders on or about May 7, 2026. Shareholder proposals made in accordance with the relevant provisions of the Companies Act 1981 of Bermuda (i.e. the jurisdiction of incorporation of the Company) requested to be included in our 2026 proxy statement must be received no later than January 31, 2026. Proposals and nominations should be directed to Gianni Del Signore, Chief Financial Officer and Secretary, Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840.

Q.    Who is paying the costs associated with soliciting proxies for the annual meeting?

A.    We are soliciting proxies on behalf of our Board. This solicitation is being made by mail but also may be made by telephone or in person. Our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. We will bear the cost of the solicitation.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Q.    Who can help answer my questions?

A.    If you have questions about the meeting or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Gianni Del Signore
401.846.7790
gdelsignore@pangaeals.com

BOARD OF DIRECTORS

Members of Our Board

The following sets forth certain information concerning the persons who serve as the Company’s directors or are nominated for election:

Name	Age	Position
Carl Claus Boggild	68	Lead Independent Director
Richard T. du Moulin	78	Director, Chair of the Board
Mark L. Filanowski	70	Chief Executive Officer and Director
Eric S. Rosenfeld	68	Director
David D. Sgro	49	Director
Anthony Laura	73	Director
Karen H. Beachy	54	Director
Gary Vogel	59	Director
Christina Tan	72	Director

Biographical information concerning the directors listed above is set forth below.

Class I Directors

Eric S. Rosenfeld. Mr. Rosenfeld serves as a director of the Company. Eric Rosenfeld of New York, New York, U.S.A., has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York based investment firm, since its formation in November 1998. Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for 14 years. Mr. Rosenfeld currently serves on the board at Aecon Group, Inc., a construction company, and Algoma Steel, Inc., a fully integrated producer of hot and cold rolled steel products. Mr. Rosenfeld has also served as Chairman and CEO for Arpeggio Acquisition Corporation, Rhapsody Acquisition Corporation, Trio Merger Corp, Quartet Merger Corp and Harmony Merger Corp., all blank check corporations that later merged with Hill International, Primoris Services Corporation, SAExploration Holdings, Pangaea Logistics Solutions Ltd and NextDecade Corporation respectively. Mr. Rosenfeld has also served as the Chief SPAC Officer of Legato Merger Corp and Legato Merger Corp II., blank check corporations that later merged with Algoma Steel, Inc. and Southland Holdings, respectively. Mr. Rosenfeld is currently the Chief SPAC Officer of Legato Merger Corp. III, a blank check corporation. Mr. Rosenfeld is also currently the CEO of Allegro Merger Corp, a non-listed shell company. He was also a director of Primo Water Corp, a water delivery and filtration company, CPI Aero (Chairman Emeritus), a company engaged in the contract production of structural aircraft parts, Canaccord Genuity Group, a full-service financial services company, NextDecade Corporation, a development stage company building natural gas liquefaction plants, Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultraportable devices, AD OPT Technologies, an airline crew planning service, Sierra Systems Group Inc., an information technology, management consulting and systems integration firm, Emergis Inc., an electronic commerce company, Hill International, a construction management firm, Matrikon Inc. a company that provides industrial intelligence solutions, DALSA Corp., a digital imaging and semiconductor firm, HIP Interactive, a video game company, GEAC Computer, a software company, Computer Horizons Corp. (Chairman), an IT services company, Pivotal Corp, a cloud software firm, Call-Net Enterprises, a telecommunication firm Primoris Services Corporation, a specialty construction company, and SAExploration Holdings, a seismic exploration company.

Mr. Rosenfeld is a regular guest lecturer at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization, and the Value Investing Congress. He is a senior faculty member at the Director’s College. He is a guest lecturer at Tulane Law School. He has also been a regular guest host on CNBC. Mr. Rosenfeld received an A.B. in economics from Brown University and an M.B.A. from the Harvard Business School. The board nominated Mr. Rosenfeld to be a director because he has extensive experience serving on the boards of multinational public companies and in capital markets and mergers and acquisitions transactions. Mr. Rosenfeld also has valuable experience in the operation of a worldwide business faced with a myriad of international business issues. Mr. Rosenfeld’s leadership and consensus-building skills, together with his experience as senior independent director of all boards on which he currently serves, make him an effective board member.

Mark L. Filanowski. Mr. Filanowski was appointed to the position of Chief Executive Officer of the Company in December 2021. He served as Pangaea’s Chief Operating Officer from 2016 until his appointment as CEO, was a consultant to the Company from 2014 to 2016, and he has been a board member of the Company since 2014. Mr. Filanowski formed Intrepid

Shipping LLC with another board member, Richard du Moulin, in 2002. From 1989 to 2002, he served as Chief Financial Officer and Senior Vice President at Marine Transport Corporation. Mr. Filanowski was Vice President and Controller at Armtek Corporation from 1984 to 1988. Mr. Filanowski started his career at Ernst & Young and worked as a Certified Public Accountant at EY from 1976 to 1984. He has served as the Chairman of the Board at Arvak and at Shoreline Mutual (Bermuda) Ltd., both marine insurance companies. He earned a BS from the University of Connecticut and an MBA from New York University. Mr. Filanowski’s experience in many aspects of the shipping industry, his participation as a director on other independent company boards, and his financial background, qualifications, and experience, make him a valuable part of the Company’s board.

Anthony Laura. Mr. Laura is a founder of Pangaea and served as its Chief Financial Officer from the Company's inception until his retirement in April 2017. Prior to co-founding Bulk Partners Ltd., the predecessor to Pangaea, in 1996, Mr. Laura spent 10 years as CFO of Commodity Ocean Transport Corporation (COTCO). Mr. Laura also served as Chief Financial Officer at Navinvest Marine Services from 1986 to 2002. Mr. Laura is a graduate of Fordham University.

Class II Directors

Carl Claus Boggild. Mr. Boggild is a founder of Pangaea and served as its President (Brazil) from the Company's inception until his retirement in 2016. Prior to co-founding Bulk Partners Ltd., the predecessor company to Pangaea, in 1996, Mr. Boggild was Director of Chartering and Operations at the Korf Group of Germany. He also was a partner at Trasafra Ltd., a Brazilian agent for the largest independent grain parcel operator from Argentina and Brazil to Europe. He worked for Hudson Trading and Chartering where he was responsible for Brazilian related transportation services. As President of COTCO, he was responsible for the operations of its affiliate Handy Bulk Carriers Corporation. Prior to becoming President of COTCO, Mr. Boggild was an Executive Vice President and was responsible for its Latin American operations. Mr. Boggild holds a diploma in International Maritime Law. Mr. Boggild’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry. Mr. Boggild serves as the Board's Lead Independent director.

David D. Sgro. Mr. Sgro serves as a director of the Company. Mr. Sgro served as Quartet’s chief financial officer, secretary, and a member of its Board of Directors. He has been the Head of Research of Jamarant Capital Mgmt. since its inception in 2015. From 2005 through 2021, Mr. Sgro was an employee of Crescendo Partners, where he completed his tenure as a Senior Managing Director of the firm. Mr. Sgro presently serves or has served on the board of directors of Legato Merger Corp. III, Algoma Steel, Inc., Legato Merger Corp. II, Legato Merger Corp., Allegro Merger Corp., Hill International, NextDecade Corporation, Trio, Primoris Services Corporation, Bridgewater Systems, Inc., SAExploration Holdings, Harmony Merger Corp., Imvescor Restaurant Group, BSM Technologies and COM DEV International Ltd. Mr. Sgro attended Columbia Business School and prior to that, Mr. Sgro worked as an analyst and then senior analyst at Management Planning, Inc., a firm engaged in the valuation of privately held companies. Simultaneously, Mr. Sgro worked as an associate with MPI Securities, Management Planning, Inc.’s boutique investment banking affiliate. Mr. Sgro received a B.S. in Finance from The College of New Jersey and an M.B.A. from Columbia Business School. In 2001, he became a Chartered Financial Analyst (CFA®) Charterholder. Mr. Sgro is an adjunct faculty member at the College of New Jersey and a regular guest lecturer at Columbia Business School.

Christina Tan has been the Chief Executive Officer of M.T. Maritime Management (USA) LLC since the beginning of 2020. Ms. Tan has been an officer with the M.T. Maritime Management Group (“MTM Group”) for over 30 years, performing in a variety of capacities, including finance and chartering. Ms. Tan has been a director of Dorian LPG Ltd. (NYSE: LPG) since May 1, 2015, and is currently a member of the Audit and Nominating and Corporate Governance Committees and was also a board member of Northern Shipping Funds from 2008 to 2015, at which point she remained as a member of the Limited Partnership Advisory Committee (LPAC) until 2023. For eight years prior to joining MTM Group, Ms. Tan was Vice President of Finance & Trading for Socoil Corporation, a major Malaysian palm oil refiner and trading company. Ms. Tan earned a BA in Economics and Mathematics from Western State College of Colorado.

Class III Directors

Richard T. du Moulin. Mr. du Moulin has a distinguished career in the shipping industry, with significant leadership roles spanning several decades. He spent 15 years at OMI Corporation (1974–1989), where he served as Executive Vice President, Chief Operating Officer, and Board Director. From 1989 to 1998, he was Chairman and CEO of Marine Transport Lines, followed by his tenure as Chairman and CEO of Marine Transport Corporation from 1998 to 2002.

From 2007 until his retirement in 2024, Mr. du Moulin served as a Director of Teekay Tankers. He also served as an advisor to Hudson Structured Capital Management from 2020 to 2024. He currently serves as a Board Trustee for the Seamen's Church

Institute of New York and New Jersey. Mr. du Moulin was Chairman of INTERTANKO, the leading trade organization for the tanker industry, from 1996 to 1999. In addition to his corporate roles, Mr. du Moulin served in the U.S. Navy and is a recipient of the U.S. Coast Guard’s Distinguished Service Medal. He holds a BA from Dartmouth College and an MBA from Harvard University. His extensive operational experience and profound knowledge of the shipping industry make him a valuable member of our board.

Karen H. Beachy Ms. Beachy serves as a director of Oceaneering International (NYSE: OII), a global provider of engineered services and products for the offshore energy, defense, aerospace, and entertainment industries. In March 2022, Ms. Beachy was named to the board of Pangea Logistics Solutions (NASDQ: PANL), a Rhode Island based company that transports a wide variety of dry bulk cargoes and provides its customers with a comprehensive set of services and activities, including cargo loading, cargo discharge, vessel chartering, and voyage planning. Ms. Beachy founded her strategic consulting firm, Think B3 Consulting, in January 2021 and worked with The Alliance Risk Group, a consulting that helps energy leaders develop and enhance their integrated risk management and smart, clean resilient grid solutions. Prior to starting her consulting firm and joining Oceaneering, Ms. Beachy served as the Senior Vice President of Growth and Strategy at Black Hills Corporation, an investor-owned electric and gas utility in the Midwest, where she was responsible for corporate planning, business development, process improvement, enterprise data and analytics, natural gas retail marketing, products and services, energy innovation and asset optimization. Ms. Beachy began her tenure at Black Hills in Rapid City, South Dakota in 2014 as the Director of Supply Chain and was promoted to Vice President of Supply Chain in 2016. She was responsible for sourcing, procurement, fleet, and materials management. Ms. Beachy worked at Vectren (now CenterPoint Energy) Corporation, an electric and gas utility in Indiana and Ohio, from 2010 to 2014 where Ms. Beachy led the gas operations division in Ohio and worked in supply chain. From 1995 to 2008, Ms. Beachy worked at Louisville Gas and Electric/Kentucky Utilities, an electric and gas utility in Kentucky and Western Virginia, where she held several positions in corporate development, products and services, electric operations, and supplier diversity. In 2007, Ms. Beachy completed an expatriate assignment in Germany with E.ON, a European electric utility, where she served as a project manager in the global liquified natural gas procurement group. Throughout her career, Ms. Beachy has served on several non-profit Boards with a focus on supporting and growing young people and entrepreneurs in the communities where she lived and worked. Ms. Beachy holds a bachelor’s degree in political science and a master’s degree in management from Purdue University.

Gary Vogel has over 36 years of experience in the international shipping industry. He currently serves as a Director of SFL Corp, (NYSE: SFL), a position he has held since 2016. From 2015 to 2024 he served as Chief Executive Officer and a Director of Eagle Bulk Shipping Inc. (NYSE: EGLE), a U.S. listed owner and operator of geared dry bulk vessels. From 2000 to 2015, Mr. Vogel held various positions in Clipper Group Ltd., lastly as Chief Executive Officer. Mr. Vogel graduated from the U.S. Merchant Marine Academy in 1988 with a Bachelor of Science degree in Marine Transportation as well as a U.S. Coast Guard Unlimited Tonnage 3rd Officers License. Subsequently, he served as an officer in the U.S. Naval Reserve.

Director Skills and Experience

The table below highlights some essential skills and experiences of our Directors. Both individually and collectively, our Directors hold a wide range of competencies and backgrounds that are particularly pertinent to an upstream shipping company such as Pangaea. They are strategic visionaries who set high standards for the Company's performance while being mindful of the importance of effective Board oversight and exemplary governance practices.

Directors	Eric S. Rosenfeld	Mark L. Filanowski	Anthony Laura	Carl Claus Boggild	David D. Sgro	Richard T. du Moulin	Karen H. Beachy	Gary Vogel	Christina Tan
Key Skills and Experience
Public Board of Directors Experience	●	●			●	●	●	●	●
Shipping Industry Experience/Supply Chain Management		●	●	●		●	●	●	●
CEO/Senior Executive	●	●	●	●	●	●	●	●	●
Strategic Planning/Investment and M&A	●	●	●	●	●	●	●	●	●
Human Capital Management	●	●	●	●	●	●	●	●	●
Finance/Capital Allocation	●	●	●	●	●	●	●	●	●
Financial Literacy/Accounting	●	●	●	●	●	●	●	●	●
Regulatory/Policy Matters		●			●	●	●	●	●
Demographics
Race/Ethnicity/Nationality
African American							●
Asian/Pacific Islander									●
White	●	●	●	●	●	●		●
Hispanic/Latino
Native American
Gender
Female							●		●
Male	●	●	●	●	●	●		●

Insider Trading Policy Disclosure

The Company has adopted an Insider Trading Policy applicable to all directors, officers, and employees. This policy prohibits trading while in possession of material nonpublic information and includes provisions for blackout periods, pre-clearance of trades by insiders, and education regarding compliance obligations. A copy of the Insider Trading Policy has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Third-Party Compensation Disclosure

In accordance with Nasdaq Listing Rule 5250(b)(3), the Company has conducted a reasonable inquiry and determined that there are no agreements or arrangements between any director or nominee for director and any person or entity other than the Company relating to compensation or other payment in connection with the director or nominee’s candidacy or service as a director that require disclosure under applicable Nasdaq rules. The Company will continue to make this disclosure at least annually, as required, until the earlier of the director’s resignation or one year following the termination of any such agreement or arrangement.

Board Independence Determinations

The Board of Directors has affirmatively determined that the following Directors, each of whom serves on the Audit Committee, the Compensation Committee, or the Nominating and ESG Committee, satisfy the independence requirements of Rule 5605(a)(2) of Nasdaq’s listing standards: Eric S. Rosenfeld, Anthony Laura, Carl Claus Boggild, David D. Sgro, Richard T. du Moulin, Karen H. Beachy, and Gary Vogel. The Board has also determined that all members of the Audit Committee, the Compensation Committee, and the Nominating and ESG Committee meet the applicable independence requirements under both Nasdaq and SEC rules for service on such committees.

There are no family relationships among any of the Director nominees or the executive officers of the Company.

Board Leadership Structure and Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Company has developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company.

The Board of Directors is responsible for overseeing management in the execution of its responsibilities, including assessing the Company’s approach to risk management. The Board of Directors exercises these responsibilities periodically as part of its meetings and also through three of its committees, each of which examines various components of enterprise risk as part of its responsibilities. The Audit Committee has primary responsibility for addressing risks relating to financial matters, particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting. The Compensation Committee has primary responsibility for risks and exposures associated with the Company’s compensation policies, plans and practices, regarding both executive compensation and the compensation structure generally, including whether it provides appropriate incentives that do not encourage excessive risk taking. The Nominating and ESG Committee oversees risks associated with the independence of the Board of Directors and succession planning.

An overall review of risk is inherent in the Board of Directors’ evaluation of the Company’s long-term strategies and other matters presented to the Board of Directors. The Board of Directors’ role in risk oversight of the Company is consistent with the Company’s leadership structure; the Chief Executive Officer and other members of senior management are responsible for assessing and managing the Company’s risk exposure, and the Board of Directors and its committees provide oversight in connection with those efforts.

Meetings and Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and ESG Committee, the respective members and functions of which are described below. Current charters describing the nature and scope of the responsibilities of each of the Audit Committee, Compensation Committee and Nominating and ESG Committee are posted on our website at www.pangaeals.com under the headings “Investors-board-committee-charters” and are available in print upon request to Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, Rhode Island 02840.

A summary of the composition of the committees of the Board of Directors is as follows:

Name	Audit Committee	Compensation Committee	Nominating and ESG Committee
Carl Claus Boggild			✓
Richard T. du Moulin		✓	✓
Mark L. Filanowski
Eric S. Rosenfeld		✓	✓
David D. Sgro	✓	✓
Anthony Laura	✓
Karen H. Beachy	✓	✓
Gary Vogel		✓
Christina Tan
Meetings Held During 2024	Four	Eleven	Four

CORPORATE GOVERNANCE PRACTICES

Use of Director and Officer Questionnaires

As part of its annual governance process, the Company distributes Director and Officer Questionnaires to each director and executive officer. These questionnaires solicit detailed information on relationships, affiliations, and financial interests that could affect independence determinations or result in related party transactions. The Company enhanced these questionnaires in

2025 to align with recent SEC guidance and enforcement activity, including clarifying examples of potentially compromising relationships. Responses are reviewed by the Nominating and ESG Committee and the Audit Committee.
DIRECTOR COMPENSATION

Compensation of Non-Employee Directors

Under the compensation program for our non-employee directors, members of the Board who are not employees received a combination of cash compensation and restricted shares of our common stock, pursuant to the 2024 Long-Term Incentive Plan (the "2024 Plan"), as payment for services rendered.

Each director elected or appointed to the Board receives a restricted share award with a grant-date fair value of approximately $120,000, calculated in accordance with ASC 718. These shares are fully vested upon grant. For more details, please refer to Note 14, 'Stock Incentive Plans and Non-Controlling Interest,' in the Company's Form 10K filed on March 17, 2025.

The following table sets forth compensation paid to or earned by our non-employee directors during 2024:

Name (1)	Fees Earned or Paid in Cash	Stock Awards	Total
Richard DuMoulin	$175,000	$120,000	$295,000
Eric Rosenfeld	$117,500	$120,000	$237,500
David Sgro	$117,500	$120,000	$237,500
Anthony Laura	$102,500	$120,000	$222,500
Claus Boggild	$102,500	$120,000	$222,500
Karen H Beachy	$117,500	$120,000	$237,500

(1) Mark Filanowski, who was part of our board of directors in 2024, is not listed in this table since he did not receive any extra compensation for his role as a board member. Christina Tan and Gary Vogel were appointed to the Company's board of directors on January 20, 2025, with Christina Tan serving as a Class II Director and Gary Vogel serving as a Class III Director.

Audit Committee Information

The Company’s Audit Committee is comprised of David Sgro, Anthony Laura and Karen H. Beachy, each of whom qualifies as independent under the applicable Nasdaq listing requirements and SEC rules.

The Board of Directors has designated David Sgro as an audit committee "financial expert," in accordance with the definition provided in relevant SEC regulations, and recognizes his financial management proficiency per Nasdaq rules and standards. The Audit Committee's responsibilities encompass appointing and supervising the independent auditors, managing their relationship, and examining their formal written statements that outline the Company's internal quality-control procedures and any significant issues identified through internal quality-control reviews, peer reviews, or inquiries and investigations by governmental or professional authorities, along with their formal written statement on auditor independence. The Committee is also tasked with reviewing and discussing the annual and quarterly financial statements with management and the independent auditors, preparing an annual report for inclusion in the Company's proxy statement, overseeing the Company's accounting and financial reporting principles, policies, controls, procedures, and practices, as well as discussing risk assessment and risk management policies with management. Additionally, the Board of Directors has assigned the Audit Committee the duty of reviewing related party transactions.

Compensation Committee Information and Compensation Committee Interlocks and Insider Participation

The Company’s Compensation Committee is comprised of independent directors Richard du Moulin, Eric Rosenfeld, David Sgro, Karen Beachy, and Gary Vogel, each of whom qualifies as independent under applicable Nasdaq listing standards and SEC rules. The Compensation Committee is responsible for reviewing and approving compensation paid to the Company’s officers and directors and administering the Company’s incentive compensation plans, including the authority to make and modify awards under such plans.

None of the members of the Compensation Committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries. In addition, there were no compensation committee interlocks during the fiscal year ended December 31, 2024.

In November 2023, the Compensation Committee adopted the Company’s Policy Regarding the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) to comply with Nasdaq listing standards and Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended. Pursuant to the Clawback Policy, the Company is required to recover erroneously awarded compensation, including, but not limited to, bonuses and equity awards, in the event of a financial restatement. The Compensation Committee has discretion under the Clawback Policy, which requires that the financial restatement be caused by executive misconduct. A copy of the Clawback Policy was filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Nominating and Environmental, Social and Governance Committee

The Company’s Nominating and ESG Committee (formerly known as the Nominating and Governance Committee) is comprised of Richard T. du Moulin, Eric S. Rosenfeld and Carl Claus Boggild, each of whom qualifies as independent under the applicable Nasdaq listing requirements and SEC rules.

The Nominating and ESG Committee assists the Board of Directors in identifying and evaluating qualified individuals for nomination to the Board, including recommending nominees for election and to fill vacancies. The Committee also considers shareholder-recommended candidates and evaluates the independence of each Director annually under applicable Nasdaq and SEC criteria. Shareholders who wish to recommend a nominee should send their letters to Pangaea Logistics Solutions Ltd., 109 Long Wharf, 2nd Floor, Newport, Rhode Island 02840, Attention: Nominating and ESG Committee. The Corporate Secretary will promptly forward all such letters to the members of the Nominating and ESG Committee. Shareholders must follow certain procedures to recommend to the Nominating and ESG Committee candidates for election as directors. In general, in order to provide sufficient time to enable the Nominating and ESG Committee to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with the Company’s annual meeting of shareholders, the Corporate Secretary must receive the shareholder’s recommendation no later than thirty (30) days after the end of the Company’s fiscal year.

Guidelines for Selecting Director Nominees

The guidelines set forth in the Nominating and ESG Committee Charter provide that nominees should:

•Have demonstrated notable achievements in business, education, or public service;

•Possess the intelligence, education, and experience to contribute meaningfully to Board deliberations and offer a range of skills, perspectives, and backgrounds; and

•Exhibit the highest ethical standards, professionalism, and a strong dedication to shareholder interests.

In evaluating candidates, the Committee considers a variety of factors, including judgment, experience, independence, character, and business acumen, as well as the specific needs of the Board at the time. The Committee seeks to include candidates from diverse backgrounds and with diverse viewpoints—including, but not limited to, differences in gender, race, ethnicity, age, professional experience, and tenure on the Board. As part of this commitment, any search firm retained by the Committee is affirmatively instructed to include diverse candidates, including those from both traditional and non-traditional backgrounds, in the candidate pool.

Diversity considerations are taken into account both when evaluating individual nominees and during periodic reviews of the overall Board composition and size. Additionally, all directors are expected to demonstrate personal characteristics such as integrity, accountability, sound judgment, high performance standards, commitment, enthusiasm, and the courage to express independent views.

In addition to using search firms, the Committee may identify candidates through recommendations from current Directors and executive officers.

There have been no material changes to the procedures by which shareholders may recommend nominees for the Board of Directors. The Nominating and ESG Committee Charter is available on the Company’s website at www.pangaeals.com/investors/board-committee-charters.

Related Person Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board or the Audit Committee. Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related Party Transactions

Amounts and notes payable to related parties consist of the following:

	December 31, 2023	Activity	December 31, 2024
Included in Advance hire, prepaid expenses and other current assets on the consolidated balance sheets and statements of income, respectively:
MTM Ship Management (“MTM”) (ii)	$—	$3,789,859	$3,789,859

Included in accounts payable and accrued expenses on the consolidated balance sheets:
Trade payables due to Seamar (i)	$1,490,060	$(309,045)	$1,181,015

i.Seamar Management S.A. ("Seamar") Seamar Management S.A. ("Seamar") is a joint venture of which the Company owns 51% at December 31, 2024 and 2023.

ii.A member of the Board of Directors has partial ownership in MTM Ship Management.

EXECUTIVE OFFICERS

Executive officers are elected by and serve at the discretion of the Board of Directors and shall be a President (or Chief Executive Officer), a Secretary and a Treasurer (or Chief Financial Officer). Set forth below is biographical information regarding our current executive officers (not including any executive officer who is also a nominee for election as a Director, for whom information is set forth under the heading “Board of Directors” above).

Mark L. Filanowski Refer to the "BOARD OF DIRECTORS" for biographical information.

Gianni Del Signore Mr. Del Signore is the Chief Financial Officer at Pangaea, responsible for the Company's finance, accounting, reporting functions, strategies, and information technology. Prior to his appointment as CFO, he served as the Controller of the Company from 2010 to 2017. Before joining Pangaea, he worked in the Assurance Service practice at Ernst & Young from 2005 to 2010. Mr. Del Signore holds an MBA from Bryant University and a BS in Accountancy from Providence College. He is a Certified Public Accountant (inactive).

Mads Rosenberg Boye Petersen Mr. Petersen is the Chief Operating Officer of the Company, responsible for overseeing all chartering and operational functions. Before assuming the role of COO, he served as Managing Director of Nordic Bulk Carriers, a wholly owned subsidiary, since 2009. Prior to that, Mr. Petersen gained extensive experience in various operational and management positions within the dry bulk industry. He holds an Executive MBA in Shipping and Logistics from Copenhagen Business School.

HOW WE COMPENSATE OUR EXECUTIVES

Equity Grant Timing and Use of MNPI

The Company does not time equity awards to coincide with the release of material nonpublic information (“MNPI”). Equity grants are generally approved at regularly scheduled meetings of the Compensation Committee and not in anticipation of or in response to the release of material information. The Committee considers whether any material nonpublic information is known at the time of grant and avoids granting awards in close proximity to the filing of periodic reports, earnings releases, or other material developments.

During the fiscal year ended December 31, 2024, equity awards were granted to named executive officers on March 19, 2024. These grants occurred shortly after the filing of the Company’s Form 10-K for fiscal year ended December 31, 2023, and the Compensation Committee considered whether any MNPI was present at the time. The Committee concluded that the grants were appropriate under the Company’s equity award practices and were not made in anticipation of material disclosures. Awards were granted on February 18, 2025, which falls in the current fiscal year ending on December 31, 2025.

All executives retained the full number of shares granted, and no shares were sold to cover tax withholding obligations. The Company satisfied tax obligations through other means, consistent with its objective of promoting long-term equity ownership among its leadership team.

Overview of Our Executive Compensation Program

This section provides information regarding Pangaea's compensation program for 2024 for individuals who served as executive officers and who are listed in the Summary Compensation Table (collectively, the “Named Executive Officers” or “NEOs”). Our NEOs for 2024 are:

Name	Position
Mark L. Filanowski	Chief Executive Officer and Director
Gianni Del Signore	Chief Financial Officer
Mads Rosenberg Boye Petersen	Chief Operations Officer

As noted elsewhere in this Proxy Statement, Pangaea qualifies as a “Smaller Reporting Company,” or “SRC,” under SEC rules. As a Smaller Reporting Company, we are permitted to provide reduced disclosures in this Proxy Statement, including those relating to executive compensation. Among other things, we are not required to have a Compensation Discussion and Analysis.

Nevertheless, we are providing the following information to be transparent to our stockholders on how we compensate our executives. This section describes our compensation philosophy, the objectives of our executive compensation program and policies, the elements of the compensation program and how each element fits into our overall compensation philosophy and strategy.

The Compensation Committee of Pangaea’s Board of Directors oversees the Company’s Executive Compensation Program with support from its independent executive compensation consultant, Lyons, Benenson & Co, Inc. ("LB&Co."), including the review and approval of compensation for the Chief Executive Officer and other executive officers. As part of its responsibilities, the Committee:

•Establishes and approves corporate goals and objectives relevant to the compensation of the CEO and each executive officer;

•Evaluates the performance of the CEO and each executive officer at least annually in relation to those goals, and determines their cash compensation accordingly, taking into account other relevant factors deemed appropriate and in the Company’s best interests;

•Determines the long-term incentive components of executive compensation.

The primary goal of the Company’s Executive Compensation Program is to attract, retain, and motivate talented individuals capable of fulfilling their responsibilities and guiding the Company toward achieving its strategic objectives. Given the highly cyclical and volatile nature of the industry, the Committee believes the program should maintain flexibility and incorporate a significant emphasis on long-term performance.

The key components of the Executive Compensation Program include:

Base Salary – A fixed salary that reflects each executive’s responsibilities and remains competitive with a group of peer companies, in particular those operating ocean-going fleets;

Annual Discretionary Cash Bonus – A discretionary award with consideration on both company and individual performance, including:

•Safety and environmental outcomes, measured by incident frequency and crew injuries;

•Revenue performance, based on Time Charter Equivalent (TCE) metrics relative to market and peer benchmarks;

•Cash flow generation, assessed through EBITDA and operating cash flow;

•Cost control, based on vessel operating expenses and general and administrative costs;

•Governance practices, evaluated through management’s communication and engagement with the Board on key issues and risk oversight;

•Individual achievements, measured against personal and corporate goals;

Long-Term Incentive Awards – Awards are granted under the Company’s Long Term Incentive Plan in the form of restricted shares of common stock. While vesting schedules have varied in prior years, the most recent grants vest over a three-year period, with 1/3 vesting on the first anniversary, 1/3 on the second anniversary, and 1/3 on the third anniversary of the grant date;

Other Benefits – The Company's executives are provided with the same benefit opportunities as those provided to all full time employees, including health insurance, 401(k) contributions, and other standard benefits.

The Company does not currently have employment agreements with any of its executive officers.

During the year ended December 31, 2024, the Compensation Committee made the following key observations and decisions:

•Safety – The Company’s fleet achieved exemplary safety records, performing at or above industry benchmarks.

•Vessel TCE Performance – The Company's TCE has consistently outperformed the average of the Panamax and Supramax market indices, exceeding the market by an average of 29% on a trailing 5-year basis. Further the Company has demonstrated outstanding performance in the independent VESSELINDEX TCE ratings, finishing second in average out-performance over the six-year history among publicly listed dry bulk companies.

•Adjusted EBITDA – The Company generated $83.0 million in adjusted EBITDA.

•Operating Costs – While facing inflationary pressure, the Company's Vessel operating expenses on a per ship day basis have declined year over year, while general and administrative costs, normalized by ship days, were at or below peer averages.

•Cash Bonuses – Awarded based on the achievement of individual goals and objectives set by the Committee.

•Long-Term Incentives – Recognized the executive team’s success in improving stock liquidity and share performance over the past two years.

The following table sets forth the total compensation for the fiscal years ended December 31, 2024 and 2023:

Name and Principal Position	Year	Salary and Compensation (1)	Cash Bonus	Stock Awards (2)	All Other Compensation(3)	Total
Mark L. Filanowski	2024	$550,000	$708,000	$448,460	$32,619	$1,739,079
Chief Executive Officer	2023	$450,000	$600,000	$399,994	$34,273	$1,484,267
(Principal Executive Officer)

Gianni Del Signore	2024	$350,000	$348,000	$214,041	$40,533	$952,574
Chief Financial Officer	2023	$300,000	$275,000	$199,997	$27,080	$802,077
(Principal Financial Officer)

Mads Rosenberg Boye Petersen	2024	$425,000	$423,000	$259,901	$18,819	$1,126,720
Chief Operating Officer	2023	$350,000	$375,000	$224,999	$7,587	$957,586

(1) Base salary amounts shown above represented actual salary earned during the year, reported as gross earnings (i.e., gross amounts before taxes and applicable payroll deductions).

(2) The grant date fair value of the restricted stock awards is based on the closing price of the Company’s common stock on the date of grant in accordance with FASB ASC 718 (“ASC 718”).

(3) This amount represents: (i) the Company’s matching contributions under the Company’s 401(k) plan and (ii) health insurance premiums paid by the Company.

The information in above table represents the period from January 1, 2023 to December 31, 2024.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2024, the Company’s named executive officers held the following outstanding equity or equity-based awards, all of which are earned:

	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Mark Filanowski	12/28/20	16,667	$89,335
Chief Executive Officer	01/03/22	23,334	125,070
	01/03/23	81,301	435,773
	03/19/24	43,041	230,700
	02/18/25	84,615	448,460
		248,958	$1,329,338

Gianni Del Signore	12/28/2020	18,334	$98,270
Chief Financial Officer	1/3/2022	20,000	107,200
	1/3/2023	50,813	272,358
	3/19/2024	21,521	115,353
	2/18/2025	40,385	214,041
		151,053	$807,221

Mads Rosenberg Boye Petersen	12/15/2020	10,000	$53,600
Chief Operating Officer	1/3/2022	20,000	107,200
	1/3/2023	60,976	326,831
	3/19/2024	24,211	129,771
	2/18/2025	49,038	259,901
		164,225	$877,304

Retirement Benefits, Termination, Severance and Change in Control Payments

As of December 31, 2024, none of the Company’s officers, including its named executive officers, have any retirement benefits (other than their right to participate in the Company’s 401(k) retirement plan, as described above) or have any contractual rights to severance payments.

Pay Versus Performance

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, we are providing the following information about the relationship of executive compensation actually paid (“Compensation Actually Paid”) or ("CAP") and certain financial performance of our company. The following table shows the total compensation for our Named Executive Officers ("NEOs") NEOs for the past two fiscal years as set forth in the Summary Compensation Table, the Compensation Actually Paid to our CEO (also referred to as the principal executive officer or “PEO”) and our other non-PEO NEOs, our total shareholder return on a $100 hypothetical investment in our common stock and our net income.

The CAP for the PEO and the average non-PEO NEOs is calculated by taking the Summary Compensation Table values: a) less the grant value of equity granted during the year; b) plus the year-end fair value of unvested equity awards granted during the year; c) plus, for awards granted in prior years that are outstanding and unvested at the end of the year, the difference between the year-end fair value and the immediately prior year-end fair value; d) plus, for awards granted in prior years that vested during the year, the difference between the fair value as of the vesting date and the immediately prior year-end fair value; The tables below illustrate the CAP for the PEO and average non-PEO NEO's.

Pay Versus Performance Table

Year	Summary compensation table total for PEO (1)	Compensation actually paid to PEO (1)	Average summary compensation table total for non-PEO NEOs (2)	Average compensation actually paid to non-PEO NEOs (2)	Total shareholder return (3)	Net income (in thousands)
2024	$1,739,079	$2,743,670	$1,039,647	$1,752,139	$70	$28,903
2023	$1,484,267	$3,910,533	$879,832	$2,604,177	$168	$26,323
2022	$1,807,196	$2,521,385	$896,228	$1,543,222	$144	$79,491

(1) The Principal Executive Officer ("PEO") in 2024 was CEO, Mr. Filanowski.
(2) The non-PEO NEOs in 2024 were Mr. Del Signore and Mr. Petersen.
(3) The values disclosed in this column represent a hypothetical investment of $100 in our stock on December 31, 2022, December 31, 2023, and December 31, 2024, based upon the Company's TSR for the years then ended.

Adjustments from Total Compensation to Compensation Actually Paid

The following tables present the requisite adjustments from total compensation, as reported in the Summary Compensation Table, to calculate Compensation Actually Paid to our CEO and other NEO for the fiscal years ended December 31, 2024, 2023 and 2022.

Summary Compensation Table to Compensation Actually Paid to our PEO		2024	2023	2022
Summary Compensation Table - Total Compensation		$1,739,079	$1,484,267	$1,807,196
—	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(448,460)	(399,994)	(439,838)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards	1,329,338	1,893,923	791,086
+	Fair Value of Awards Vested (on vest date during 2024, 2023 and 2022)	435,460	383,328	200,446
+	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	(311,746)	549,009	162,494
	Compensation Actually Paid	$2,743,670	$3,910,533	$2,521,385

Summary Compensation Table to Compensation Actually Paid to non-PEO NEO		2024	2023	2022
Summary Compensation Table - Total Compensation		$1,039,647	$879,832	$896,228
—	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(236,971)	(212,498)	(302,387)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards	842,263	1,366,609	658,520
+	Fair Value of Awards Vested (on vest date during 2024, 2023 and 2022)	338,659	310,157	156,781
+	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	(231,458)	260,078	134,079
	Compensation Actually Paid	$1,752,139	$2,604,177	$1,543,222

Relationship between CAP and TSR

The following graph demonstrates the alignment of the PEO and the average non-PEO NEO CAP amounts with the Company’s TSR (assuming an initial investment of $100 made on December 31, 2021) for the fiscal years ended December 31, 2022, 2023 and 2024. The CAP dollar amounts in the graph are shown in thousands of dollars.

CAP vs. Total Shareholder Return
Total Shareholder Return
$250
$200
$150
$100
$50
$4,000
$3,750
$3,500
$3,250
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$—
Compensation actually paid in thousands
2022
2023
2024
Average non-PEO Compensation Actually Paid
PEO Compensation
Company TSR

Relationship between CAP and Net Income

The graph below illustrates the relationship between the PEO and average Non-PEO NEO CAP amounts and the Company’s net income for the fiscal years ended December 31, 2022, 2023, and 2024. Net income and CAP amounts for the PEO and average Non-PEO NEOs are presented in thousands of dollars.

CAP vs. Net Income
Net Income in thousands
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$—
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$—
Compensation actually paid in thousands
2022
2023
2024
Average non-PEO Compensation Actually Paid
PEO Compensation
Net Income (in thousands)

PROPOSAL 1 - ELECTION OF CLASS II DIRECTORS
To elect the following three nominees to our Board of Directors as Class II directors serving until the annual meeting of shareholders to be held in 2028:
•Carl Claus Boggild
•David D. Sgro
•Christina Tan

Vote Required:

Under our majority voting standard, a director nominee must receive more votes cast “FOR” than “AGAINST” their election in order to be elected. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Recommendation:

Our Board unanimously recommends that shareholders vote “FOR” the election of Class II directors Carl Claus Boggild, David D. Sgro, and Christina Tan.

Our Board of Directors consists of nine members divided into three classes. If approved at the 2025 meeting, our Board of Directors will consist of the following:

•in Class III, to stand for reelection in 2026: Richard du Moulin, Karen H. Beachy and Gary Vogel;
•in Class I, to stand for reelection in 2027: Eric S. Rosenfeld, Mark L. Filanowski and Anthony Laura; and
•in Class II, to stand for reelection in 2028: Carl Claus Boggild, David D. Sgro and Christina Tan

Votes to withhold authority and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not affect the election outcome.

Nominee Information

Our Board believes that the nominees possess the qualities and experience that it believes our directors should possess, as described in detail below. The nominees for election to the Board, and our other continuing directors, together with their biographical information and the Board’s reasons for nominating them to serve as directors, are set forth in the section of this proxy statement titled “BOARD OF DIRECTORS”. No family relationship exists between of the directors or the executive officers listed in the “Executive Officers and Executive Compensation” portion of this proxy statement.

PROPOSAL 2 - TO ELECT ONE DIRECTOR TO OUR BOARD OF DIRECTORS AS A CLASS III DIRECTOR SERVING UNTIL THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN 2026;
To elect one nominee to our Board of Directors as Class III directors serving until the annual meeting of shareholders to be held in 2026.
•Gary Vogel
Vote Required:
Under our majority voting standard, a director nominee must receive more votes cast “FOR” than “AGAINST” their election in order to be elected. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Recommendation:

Our Board unanimously recommends that shareholders vote “FOR” the election of Class III director Gary Vogel.

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Grant Thornton LLP as the Company’s independent registered public accounting firm to audit the financial statements of Pangaea Logistic Solutions Ltd. for the fiscal year ending December 31,

2025 and recommends that shareholders vote to ratify this appointment. There will not be a representative of Grant Thornton LLP in attendance at the 2025 annual meeting of shareholders. The affirmative vote of the holders of a majority of the shares present at the Annual Meeting or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Grant Thornton LLP. If the shareholders fail to ratify the selection, the Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.

Recommendation of the Board of Directors

The Board of Directors Unanimously Recommends That Shareholders Vote “For” Proposal No. 3, The Ratification of The Appointment of Grant Thornton LLP As The Company’s Independent Registered Public Accounting Firm For The Fiscal Year 2025.

Audit Fees and Pre-Approval Information

The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2024 and 2023, and fees billed for other services rendered by Grant Thornton LLP during those periods:

Fee Category	2024	2023
Audit Fees (1)	$1,086,400	$899,411
Audit-Related Fees (2)	$68,224	$65,000
Tax Fees	$6,500	$14,000
All Other Fees	$—	$—

(1)Audit fees consist primarily of the audit and quarterly reviews of the consolidated financial statements, reviews of subsidiaries, consents, and assistance with and review of documents filed with the SEC.
(2)Audit-related fees consist of the fees and expenses for the audit of Nordic Bulk Holding Company Ltd., a subsidiary of the Company.

Of the fees paid to Grant Thornton LLP in 2024:

•100% of Audit Fees were pre-approved by the Audit Committee.

•100% of Audit-Related Fees were pre-approved by the Audit Committee.

•100% of Tax Fees were pre-approved by the Audit Committee.

PROPOSAL 4 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders with the opportunity to cast an advisory vote on the compensation of the Named Executive Officers for 2024. Stockholders are urged to read the “How We Compensate Our Executives” section of this Proxy Statement and the accompanying compensation tables and narrative which discuss how our compensation policies and procedures implement our compensation philosophy as well as the compensation paid to the Named Executive Officers for 2024.

The Board asks stockholders to approve the following resolution:

“RESOLVED, that the stockholders of Pangaea hereby approve, on an advisory basis, the compensation of the Named Executive Officers for 2024 as described in the “How We Compensate Our Executives” section of, and in the accompanying compensation tables and narrative in, Pangaea’s Proxy Statement for the 2025 Annual Meeting of Stockholders.”

As an advisory vote, the results of the vote will not be binding. However, the Board and the Compensation Committee value your opinion and will consider the outcome of the vote when making future decisions on the compensation of the NEOs and our executive compensation principles, policies and procedures, as we have done in the past. We are currently holding “say-on-pay” advisory votes on an annual basis.

The Board recommends a vote “FOR” advisory approval of the resolution set forth above and approval of the compensation of the Named Executive Officers for 2024 as disclosed in this Proxy Statement.

PROPOSAL 5 - FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act and in accordance with SEC rules, we are providing stockholders with the opportunity to vote, on an advisory basis, as to the frequency of future stockholder advisory “say-on-pay” votes. Stockholders may vote to recommend such a vote every one year, every two years, or every three years, or they may abstain from voting.

This year we are asking our stockholders to consider this frequency. The Board and Compensation Committee have determined that a “say-on-pay” vote on executive compensation every year continues to be appropriate to provide stockholders the opportunity to inform Pangaea of their opinion of how we compensate our executives.

As an advisory vote, this proposal is non-binding. However, the Board and the Compensation Committee value your opinion and will consider the outcome of the vote when making decisions regarding the frequency of “say-on-pay” votes. Nevertheless, the Board may decide to hold “say-on-pay” votes on a different basis than that recommended by the stockholders.

Our Board and Compensation Committee recommend a vote of “ONE (1) YEAR” with respect to the advisory vote on the frequency of future “say-on-pay” votes.

OTHER INFORMATION

REPORT OF THE AUDIT COMMITTEE

To the Shareholders of Pangaea Logistics Solutions Ltd.:

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements and the related schedules included in the Annual Report on Form 10-K with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Committee is responsible for the appointment, compensation and oversight of the independent registered public accounting firm employed by the Company, Grant Thornton LLP. The Committee reviewed with Grant Thornton LLP, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee by the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), including PCAOB Interim Auditing Standard AU Section 380, Communication with Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Committee has discussed with Grant Thornton LLP the firm’s independence from Company management and the Company, including the matters in the letter from the firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with Grant Thornton LLP’s independence.

The Committee also reviewed and discussed, together with management and Grant Thornton LLP, the Company’s audited consolidated financial statements for the year ended December 31, 2024, and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting. As disclosed in the Company’s Annual Report on Form 10-K filed on March 17, 2025, management identified a material weakness related to the application of ASC 606, Revenue from Contracts with Customers, specifically with respect to certain reimbursements received from customers for expenses incurred in servicing customer contracts. While this resulted in an understatement of both revenue and expenses in equal amounts, there was no impact on net income and no restatement of previously issued financial statements was required. The Committee discussed with management and Grant Thornton LLP the nature of the material weakness, management’s remediation plan, and the steps being taken to strengthen the Company’s internal controls. Management has initiated enhancements to its revenue recognition review procedures, implemented additional validation controls in its voyage accounting system, and is strengthening supervisory and account mapping controls. The Committee will continue to monitor the progress of these remediation efforts.

The Committee discussed with Grant Thornton LLP the overall scope and plans for their respective audits. The Committee meets with Grant Thornton LLP, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements and related schedules and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2024, filed by the Company with the Securities and Exchange Commission on March 17, 2025.

The Committee is governed by a charter, a copy of which is available on the Company's website: http://www.pangaeals.com. The Committee held four meetings during the period from January 1, 2023, through December 31, 2024. The Committee is comprised solely of independent directors as defined by the NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, and includes one financial expert, as described in Section 407 of the Sarbanes-Oxley Act.

David Sgro, Audit Committee Chair
Anthony Laura, Audit Committee Member
Karen H. Beachy, Audit Committee Member

March 28, 2025

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of our common shares as of the most recent practicable date prior to filing by (1) each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of our outstanding common shares, (2) each of our directors, (3) each of our named executive officers and (4) all of our directors and executive officers as a group.

To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The number of securities shown represents the number of securities the person “beneficially owns,” as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement, or (4) the automatic termination of a trust, discretionary account or similar arrangement.

The percentages below reflect beneficial ownership on the Record Date, as determined in accordance with Rule 13d-3 under the Exchange Act and assumes there are 65,628,437 common shares outstanding.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Beneficial Ownership (2)
Directors and Executive Officers:
Lagoa Investments (2) (3) c/o Phoenix Bulk Carriers (US) LLC 109 Long Wharf Newport, RI 02840	8,342,193	12.71%
Mads Rosenberg Boye Petersen 109 Long Wharf Newport, RI 02840	699,588	1.07%
Eric S. Rosenfeld * 777 Third Ave, 37th Floor New York, NY 10017	599,617	—%
Mark L. Filanowski (4) * 71 Arrowhead Way Darien, CT 06820-5507	547,686	—%
Gianni DelSignore* 109 Long Wharf Newport, RI 02840	402,447	—%
David D. Sgro* 777 Third Ave, 37th Floor New York, NY 10017	347,660	—%
Richard T. du Moulin* 52 Elm Avenue Larchmont, NY 10538	266,118	—%
Karen H. Beachy * 60 Brittany Drive Cotuit, MA 02635	67,670	—%
Daniel Schildt * 586 Riverdale Drive Stratford, CT 06615	7,500	—%
	11,280,479	17.19%
Five Percent Holders:
Lagoa Investments (2) (3) c/o Phoenix Bulk Carriers (US) LLC 109 Long Wharf Newport, RI 02840	8,342,193	12.71%
Edward Coll and Julia Coll Irrevocable Trust for the benefit of Andrew Coll, James Coll and Aidan Coll c/o Rockland Trust 58 Main Street Franklin, MA 02038 Attention: Mary Friel	4,802,070	7.32%
Strategic Shipping Inc. / Strategic Investment LLC / Pacific Star Private Trust Company Ltd. (5) 109 Long Wharf C/o M.t. Maritime Management (usa) Llc Newport, RI 02840	18,359,342	27.97%

 *Less than 1%.

(1)The beneficial ownership of the common shares by the shareholders set forth in the table is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any common shares as to which the shareholder has sole or shared voting power or investment power and also any common shares that the shareholder has the right to acquire within 60 days. The percentage of beneficial ownership is calculated based on 65,628,437 outstanding common shares. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them.

(2)Unless otherwise indicated, the business address of each of the individuals is c/o Phoenix Bulk Carriers (US) LLC, 109 Long Wharf, Newport, Rhode Island 02840.

(3)Shares owned by Lagoa Investments. Mr. Boggild is the Managing Director of Lagoa Investments and solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Boggild may be deemed to be the beneficial owner of the shares held by Lagoa Investments.

(4)Shares owned by Mark Filanowski include 67,007 common shares held by his family members.

(5)Pacific Star Private Trust Company Ltd. ("Pacific Star") is the trustee of a trust (the "Trust"). The Trust indirectly controls all of the shares of Strategic Shipping Inc. through its direct ownership of 51.0% of the limited liability company interests in Strategic Investment LLC, which is the sole shareholder of Strategic Shipping Inc. Accordingly, Pacific Star, as trustee, may be deemed to beneficially own the 18,359,342 Common Shares (as defined below) that are owned by Strategic Shipping Inc. and beneficially owned by Strategic Investment LLC.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our Section 16 officers and directors and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. SEC regulations require our Section officers, directors, and greater than 10% shareholders to provide us with copies of all Section 16(a) forms they file. Based solely on our review of these forms, during 2024 all of our Section 16 officers, directors, and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them.

Certain Relationships and Related Person Transactions

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our disinterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Shareholder Proposals and Other Shareholder Communications

Our 2026 annual meeting of shareholders is expected to be held on or about May 7, 2026 unless the date is changed by our Board. Our Bye-laws establish advance notice procedures with regard to certain matters, including director nominations, to be brought before an annual meeting. If you are a shareholder and you wish to present proposals or wish to present a matter of business in the proxy statement for the 2026 annual meeting, you need to provide the proposals to Pangaea by no later than January 31, 2026. You should direct any proposals to Gianni Del Signore, Chief Financial Officer, Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840.

Shareholders and interested parties may communicate with Pangaea’s Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

Delivery of Documents to Shareholders

Our Annual Report for the fiscal year ended December 31, 2024, which was filed with the SEC on March 17, 2025, is being mailed to all shareholders of record with this proxy statement. The Annual Report does not constitute, and should not be considered, a part of this proxy solicitation material.

Pursuant to the rules of the SEC, we and the services that we employ to deliver communications to our shareholders, are permitted to deliver to two or more shareholders sharing the same address a single copy of each of our Annual Report and our proxy statement. Upon written or oral request, we will deliver a separate copy of the Annual Report and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Shareholders may notify us of their requests by calling or writing us at:

Pangaea Logistics Solutions Ltd.
109 Long Wharf
Newport, RI 02840
(401) 846-7790

Attention: Investor Relations

A copy of our Annual Report, which includes our financial statements for the fiscal year ended December 31, 2024, is available without charge upon written request to the address set forth above.

OTHER BUSINESS

We are not aware of any matters to be acted upon at the 2025 annual meeting of shareholders other than those described above. The persons named in the proxies will vote in accordance with the recommendation of the Board of Directors on any other matters incidental to the conduct of, or otherwise properly brought before, the annual meeting. Discretionary authority for them to do so is contained in the proxy.

Whether you intend to be present at the annual meeting or not, we urge you to return your signed proxy promptly.

PANGAEA LOGISTICS SOLUTIONS LTD.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 7, 2025.

VOTE BY INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy.
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS				☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote "FOR" the following:
1. Election of Class II Directors:
Nominees:	For	Against	Abstain

1a. Carl Claus Boggild	☐	☐	☐
1b. David D. Sgro	☐	☐	☐
1c. Christina Tan	☐	☐	☐

2. Election of Class III Director
Nominee:
2a. Gary Vogel	☐	☐	☐

3. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2025	☐	☐	☐

4. To approve, on an advisory, non-binding basis, the compensation of named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 year for proposal 5.	1 Year	2 Year	3 Year	Abstain

5. To recommend, on a non-binding basis, the frequency of future advisory votes on compensation of named executive officers.	☐	☐	☐	☐

Note: if you receive more than one proxy card, please vote with respect to each card you receive.

Signature	Signature, if held jointly	Date

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held May 8, 2025.

To view the 2025 Proxy Statement and 2024 Annual Report please go to:
https://www.cstproxy.com/pangaeals/2025
PANGAEA LOGISTICS SOLUTIONS LTD.
PROXY
Annual General Meeting of Shareholders
May 8, 2025

This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints Mark Filanowski and Gianni Del Signore, and each of them individually, as Proxies. Each Proxy is endowed with the authority to appoint a substitute and is hereby authorized to represent and vote all shares of common stock of Pangaea Logistics Solutions Ltd. held of record by the undersigned as of the close of business on March 18, 2025. This authorization pertains to the Annual Meeting of Stockholders of Pangaea Logistics Solutions Ltd. scheduled for May 8, 2025, or any adjournment thereof, as designated on the reverse hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Continue and to be signed on reverse side